                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: February 5, 1997


                            ZAXIS INTERNATIONAL INC.


         Delaware                     0-15746                    68-0080601
         --------                     -------                    ----------
(State of Incorporation)      (Commission File Number)     (IRS Employer Number)




                    1890 Georgetown Road, Hudson, Ohio 44236

                                  (216) 650-0444







                                                       Exhibit index on page 3



                                     1 of 20

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Item 5. Other Events
        ------------

On February 5, 1997, at a special meeting, the Board of Directors of Zaxis International Inc., (the "Company"), took the following actions:

1. Accepted the resignations of four directors, Gregory Bambeck, Jon Roszkowski, Vincent Tabatneck and Steven Tsengas.

2. Authorized the execution of a Financing and Shareholder Agreement (the "Agreement") with MML Management Limited ("MML").

3. Authorized a consulting agreement with Conaly Bedell.

4. Elected Mr. Bedell as a Director and Chairman of the Board.

5. Elected Alan Scott and Craig Jones to the Board of Directors.

Mr. Bedell is the president of Bedell Incorporated, a business consulting firm and Alan Scott and Craig Jones are principals of MML.

Under the Agreement, the Company borrowed $65,000 from MML in exchange for a one year 9.25% promissory note and a warrant for the purchase of 43,333 shares of Company Common Stock at $1.50 per share, exercisable through February 5, 1998. The note is collateralized by the Company's accounts receivable and a certain patent.

The Agreement provides for additional financing by MML for the Company in the amounts indicated upon the occurrence of the following events:

- If the Company raises $250,000 in equity or debt by March 3, 1997, MML will provide $250,000 in additional financing on the same terms as the financing obtained by the Company.

- If the Company is successful in obtaining a contract to provide gel cassettes to a certain distributor by March 31, 1997, MML will provide $100,000 in additional financing on the same terms as the most recent financing obtained by the Company from third parties.

- If the Company is successful in obtaining a contract to supply precast DNA sequencing gels to a certain company by April 30, 1997, MML will provide $100,000 in additional financing on the same terms as the most recent financing obtained by the Company from third parties.

                                       2

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-  If the Company obtains approval by December 15, 1997, from the Board of
   Directors for a clinical testing and marketing plan for the Company's Lipoprotein Assay Kit, MML will provide $400,000 in additional financing on the same terms as the most recent financing obtained by the Company from third parties.

- If the Company meets the above terms, MML will use its good faith best efforts to provide $350,000 in additional financing on the same terms as the most recent financing obtained by the Company from third parties, provided that this amount will be reduced by the amount that any third party debt holder accepts Common Stock in lieu of debt repayment in accordance with the terms of Warrants previously issued.


Item 7. Exhibits                                            Pages
        --------                                            -----

        10. Material Contracts
               Financing and Shareholder Agreement          4-20


                                   SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZAXIS INTERNATIONAL INC.

                                     /s/ John V. Danis
                                     ------------------------
Date: February 17, 1996              John V. Danis
                                     President and Chief Executive Officer





                                        3

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                       FINANCING AND SHAREHOLDER AGREEMENT

     THIS FINANCING AND SHAREHOLDER AGREEMENT ("Agreement") entered into this fifth day of February, 1997, between Zaxis International Inc. a Delaware Corporation ("Company"), and MML Management LTD, an Australian limited liability company ("MML").

     Company and MML agree that MML will purchase, and Company will issue to MML, securities of Company upon the terms and conditions of this Agreement.


     1. PURCHASE OF PROMISSORY NOTE. On the date hereof, Company shall issue to MML Company's Promissory Note and Security Agreement in the form of Attachment 1 hereto in original principal amount of U.S.$65,000 ("Note"), and MML shall pay to Company U.S. $62,400, net of a success fee in the amount of $2,600, in immediately available funds.

     Upon confirmation of Company's receipt of U.S.$62,400, as provided in the Note, Company shall also execute and deliver to MML:

     (a) the Note;

     (b) Warrant Agreement in the form of Attachment 2 hereto ("Warrant Agreement"); and

     (c) Warrant Certificate for 43,333 shares of Common Stock of Company in the form attached to the Warrant Agreement.

     2. BOARD OF DIRECTORS REPRESENTATION. Immediately following the completion of the actions described in Section 1, the Board of Directors of Company shall accept the resignations of Vincent Tabatneck, Steven Tsengas, Gregory Bambeck and Jon Roszkowski as Directors and elect the following individuals designated by MML as Directors to fill three of the vacancies created by the foregoing resignations: Alan Scott, Craig Jones and Conaly Bedell.

     3. ADDITIONAL FINANCING COMMITMENT BY MML. In consideration of the transfer of control of the Board of Directors to MML, MML commits to provide U.S.$850,000 of additional financing to Company, conditioned on Zaxis' performance of the following terms:
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     (a) If Company raises up to U.S.$250,000 in equity or debt financing by
March 3, 1997, within thirty (30) days after Company provides MML with written confirmation of such financing, MML will provide up to U.S.$250,000 in additional financing on a dollar-for-dollar basis upon the identical terms as the financing obtained by Company from third parties. If Company raises more than U.S.$250,000 from third parties, MML's obligation under this Agreement will not be reduced.

     (b) Within ten (10) days after Company provides MML with written confirmation of the receipt by Company (no later than March 31, 1997) of an exclusive OEM supply contract with Sigma-Aldrich Corporation, for gel cassettes, MML shall provide Company with U.S.$100,000 in additional financing upon terms identical to the then most recent financing obtained by Company from third parties.

     (c) Within ten (10) days after Company provides MML with written confirmation of the receipt by Company (no later than April 30, 1997) of a contract with Amersham Life Science Inc., for Company to supply annually DNA sequencing gels in quantities of 2,500 per month or more, MML shall provide Company with U.S.$100,000 in additional financing, upon terms identical to the then most recent financing obtained by Company from third parties.


     (d) Upon approval of the Board of Directors (no later than December 15,
1997) of a plan, based on clinical testing and a marketing plan, to complete and market the Company's Lipoprotein Assay Kit ("LFS") MML shall provide Company with U.S.$400,000 in additional financing, upon terms identical to the then most recent financing obtained by Company from third parties.

     4. ADDITIONAL FINANCING.

     (a) Company will encourage third parties holding Company indebtedness to exercise their warrants or otherwise to convert or exchange such indebtedness into or for Common Stock in lieu of repayment of such indebtedness by Company.

     (b) If Company takes all actions described in Section 3, MML commits to use its good faith best efforts to provide Company with U.S.$350,000 in additional financing, upon terms identical to the then most recent financing obtained by Company from third parties.

     (c) If, and to the extent that Company is successful in persuading third party holders of Company indebtedness to accept

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Common Stock in lieu of repayment of indebtedness, MML's obligation to provide
$350,000, over and above the $65,000 in Section 1 and the $850,000 in Section 3, shall be reduced on a dollar-for-dollar basis in the amount of such indebtedness surrendered for Common Stock.

     (d) MML acknowledges that, after the Company's operating financial obligations are satisfied, priority consideration in repayment of outstanding indebtedness shall be given to repaying directors who made emergency loans based on their personal credit lines and individuals who made loans since January 1, 1997, to enable Company to cover payroll.

     5. RELINQUISHMENT OF CONTROL OF BOARD.

If, for whatever reason, by February 6, 1998 MML has not provided or arranged for an aggregate of at least U.S.$915,000 in financing which has been received by Company, within five (5) days after MML's receipt of the written request of the President of the Company, MML shall request that at least one of the individuals designated by it to be a Director of Company submit his written resignation from the Board. If one or more of such individuals does not submit his written resignation within ten (10) days after MML's receipt of such notice, MML shall vote all shares of Common Stock of Company which it owns to hold a special shareholders meeting and shall vote all such shares in favor of the election as Directors of such individuals designated by those Directors who are not designated by MML so that after such vote individuals designated by MML constitute less than a majority of the members of the Board of Directors. If MML does not provide or arrange for an aggregate of at least U.S. $915,000 financing, but does cause the resignation of an MML designated Director as provided in this Section 5, Company will not assert any claims against MML for MML's failure to provide such financing.

     6. APPLICABLE LAW; REMEDIES. This Agreement is made in Hudson, Ohio, and shall be governed by, and shall be interpreted and construed in accordance with, the laws of the State of Ohio applicable to contracts and agreements to be performed solely within the State of Ohio by residents of the State of Ohio, i.e., without regard to choice of law principles. Company and Payee each irrevocably submits to the jurisdiction of any federal or Ohio court sitting in the vicinity of Hudson, Ohio over any suit, action or proceeding arising out of or relating to this Note. Company and Payee each irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum. MML acknowledges that it will be impossible to measure in money the damages that would be suffered by Company if MML fails to comply with any of its obligations under Section 5 of this Agreement and that in the event of any such failure, Company will be

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irreparably damaged and will not have an adequate remedy at law. Company shall, therefore, be entitled to injunctive relief, including specific performance, to enforce the terms of Section 5 of this Agreement, and if any action should be brought in equity to enforce Section 5 of this Agreement, MML shall not raise the defense that there is an adequate remedy at law.

     IN WITNESS WHEREOF, Company and MML have executed this Financing and Shareholder's Agreement on this fifth day of February, 1997.


     MML:                            ZAXIS:
     MML MANAGEMENT LTD.             ZAXIS INTERNATIONAL INC.

     By:                               By:
        ------------------------          ------------------------
          Alan Scott                          John V. Danis
                                       Its: President
     Its:
         -----------------------


                                      7
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                                                                    ATTACHMENT 1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THIS NOTE CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS.

                     PROMISSORY NOTE AND SECURITY AGREEMENT

$65,000.00                                                         Hudson, Ohio
                                                                February 5, 1997


         FOR VALUE RECEIVED, Zaxis International Inc., a Delaware corporation (the "Company"), hereby promises to pay to the order of MML Management LTD with an office at 19 Willis Street, Armadale 3143 Melbourne, Australia ("Payee"), the principal sum of Sixty-Five Thousand Dollars ($65,000), together with interest thereon at the rate hereinafter specified.

         1. REPAYMENT. On February 5, 1998 (the "Maturity Date"), the outstanding principal balance, and accrued and unpaid interest thereon, shall be due and payable in full.

         2. INTEREST. The Company shall pay interest at the Maturity Date on the unpaid principal amount of this Note at an annual rate equal to 9.25%.

         3. PAYMENT. Amounts due under this Note are payable in lawful money of the United States of America at Payee's address set forth above or at such other location as may be designated by payee.

         4. PREPAYMENT. The Company shall have the right to prepay any amount of interest or principal due under this Note at any time without penalty or premium. Any such prepayment shall first be applied to the amount of interest accrued to the date of such prepayment, then to the principal amount of this Note.

         5. WARRANTS. As additional consideration for the loan of funds evidenced by this Note, the Company has granted to Payee certain warrants pursuant to a Warrant Agreement of even date herewith.

         6. OPTIONAL REPAYMENT. Payee may elect to accept repayment in the form of shares of Zaxis International Inc. Common Stock by exercising the Warrants pursuant to the Warrant Agreement.

         7. EVENTS OF DEFAULT. In the event of any one of the following:

              (a) The Company shall default in the payment of any amount under this Note when the same becomes due;

              (b) The Company shall (i) apply for or consent to the
                  appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of creditors, (iii) commence a voluntary case under any state or federal bankruptcy laws (as now or hereafter in effect), (iv) acquiesce to or fail to have dismissed, within thirty (30) days, any petition filed against it in any involuntary case under such bankruptcy laws, or (v) take any action for the purpose of effecting any of the foregoing; or

              (c) The Company shall admit in writing its inability, or be generally unable, to pay its debts as they become due or cease operations of its present business;

then, at the option of Payee, the entire amount of the principal of and interest on this Note shall at once become due and payable, without presentment, demand, protest or notice of protest of any kind, all of which are expressly waived by the Company. In addition, upon any such event of default, Payee may exercise any of the remedies provided by law.

         8. GRANT OF SECURITY INTEREST. Company hereby grants to payee a security interest in the following property (collectively, the "Collateral"):

         (a) all notes receivable and accounts receivable, both now owned and hereafter acquired and all proceeds and products thereof and

         (b) U. S. Patent Number 5,589,104.

         Payee agrees that it will proceed to foreclose on its lien on the patent only if, and to the extent that, foreclosure on the receivable does not satisfy Company's obligations under this Note.

         Company has delivered to Payee financing statements on Form UCC-1 and the filing required by the U. S. Patent and Trade Mark Office in order to perfect the security interest granted by this Section.

         9. RELEASE OF SECURITY INTEREST. Simultaneously with the payment or prepayment of this Note, whether by payment in cash or by issuance of shares of Common Stock of Company pursuant to Warrant Agreement of even date, Payee shall deliver to Company executed releases sufficient to terminate the security interest granted by Section 8.

         10. Miscellaneous.
             --------------

             (a) No waiver, consent or other binding agreement shall deemed to have been made by Payee or be binding upon Payee unless specifically granted in writing, which writing shall be strictly construed. This Note evidences the absolute and unconditional obligation of the Company to pay the principal of, and interest on, this Note. This Note is non-negotiable.

             (b) Payee shall not, solely by holding this Note, be entitled to vote or receive dividends or be considered a shareholder of the Company for any purpose, nor shall anything in this note be construed to confer on Payee, any rights of a shareholder of the Company or any right to vote, to give
                 or withhold consent to any corporate action, to receive notices of
                                      9
             meetings of shareholders, to receive dividends or subscription rights or otherwise.

             (c) This note is made in Hudson, Ohio, and shall be governed by, and shall be interpreted and construed in accordance with, the laws of the State of Ohio applicable to contracts and agreements to be performed solely within the State of Ohio by residents of the State of Ohio, i.e., without regard to choice of law principles. Company and Payee each irrevocably submits to the jurisdiction of any federal or Ohio court sitting in the vicinity of Hudson, Ohio over any suit, action or proceeding arising out of or relating to this Note. Company and Payee each irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have the laying of the venue of any such suit, action or proceeding brought in such court and any claim that any suit, action or proceeding brought in such a court has been brought in an inconvenient forum.

             (d) Company further agrees to execute any and all other documents, security agreements, assignments or other instruments, and to cause its wholly-owned subsidiary, Zaxis, Inc., to do likewise so as to further perfect or otherwise secure the collateral described above or perfect such security interest, or as may be required by the United States Patent Office or Payee.




         IN WITNESS WHEREOF, the Company has executed this Note as of the date first above written.


                                            ZAXIS INTERNATIONAL INC.


                                            By
                                               -------------------------------
                                               John V. Danis, President






                                      10
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                                                                    Attachment 2


                                                       MML Management Ltd.
                                                       Name of Investor


                            ZAXIS INTERNATIONAL INC.

                                WARRANT AGREEMENT

THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE WARRANTS, INCLUDING THE UNDERLYING SHARES OF COMMON STOCK, CANNOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFERABILITY CONTAINED IN THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS AND WILL NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH AGREEMENT AND SUCH LAWS.


         1. Issuance of Warrants; Form of Warrants. Pursuant to the terms and conditions of this Warrant Agreement, Zaxis International Inc., a Delaware corporation (the "Company") hereby agrees to issue and deliver Warrants (the "Warrants") to purchase 43,333 shares of Common Stock, no par value (the "Common Stock") of the Company. The text of the Warrant and of the form of election to purchase shares shall be substantially as set forth in EXHIBIT A attached hereto. The Warrants are not transferable; provided, however, the Warrants may be transferred to persons who are "accredited investors" within the meaning of Rule 501 promulgated under the Securities Act of 1933 upon the prior written consent of the Company, which consent will not be unreasonably withheld.

         2. Registration. The Warrants shall be registered on the books of the Company (the "Warrant Register"). The Company shall be entitled to treat the Investor as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with knowledge of such facts that its participation therein amounts to bad faith.

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         3. Term of Warrants; Exercise of Warrants.

         Subject to the provisions of this Agreement, the Warrants will be exercisable by the Investor from and after the date hereof until 5:00 p.m. Cleveland, Ohio local time, on February 5, 1998 (the "Term") and after such time period will no longer be exercisable.

            (b) Each Warrant entitles the Investor to purchase one (1) share of Common Stock at a purchase price of $1.50 per share of Common Stock, subject to adjustment (the "Warrant Price").

            (c) Subject to the provisions of this Agreement, the Investor shall have the right to purchase from the Company (and the Company shall issue and sell to the Investor) the number of fully paid and nonassessable shares of Common Stock specified in such Warrants, upon surrender to the Company, or its duly authorized agent, of such Warrants, with the form of election to purchase duly filled in and signed, and upon payment to the Company of the Warrant Price, for the number of shares of Common Stock in respect of which such Warrants are then exercised. The date of exercise of any Warrant shall be deemed to be the date of its receipt by the Company duly filled in and signed and accompanied by proper payment as hereinafter provided. Payment of such Warrant Price may be made in cash, certified or official bank check and/or by surrender of the Promissory Note and Security Agreement of even date.

            (d) Upon surrender of Warrants, and payment of the Warrant Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to the Investor a certificate or certificates for the number of shares of Common Stock so purchased upon the exercise of such Warrants.

            (e) On any partial exercise, the Company shall promptly issue and deliver to the holder of the Warrant a new Warrant in the name of that holder providing for the right to purchase the number of shares of Common Stock as to which the Warrant has not been exercised.

         4. Payment of Taxes. The Company will pay all documentary stamp taxes, if any, attributable to the initial issuance of shares of Common Stock upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue or delivery of any shares in a name other than that of the Investor.

         5. Reservation of Common Stock. There have been reserved (or will be reserved in the future, if necessary) out of the authorized and unissued shares of Common Stock, a number of shares sufficient to provide for the exercise of the rights of purchase represented by the Warrants, and the transfer agent for the Common Stock and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the

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


exercise of any of the rights of purchase aforesaid are hereby irrevocably authorized and directed at all times until after the expiration of the Term to reserve such number of authorized and unissued shares as shall be requisite for such purpose.

         6. Adjustment of Warrant Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter defined.

            6.1 Mechanical Adjustments. The number of shares purchasable upon the exercise of each Warrant and the Warrant Price shall be subject to adjustment as follows:

                (a) In case the Company shall at any time after the date of this
            Agreement (i) declare a dividend on the Common Stock payable in shares of Common Stock, (ii) subdivide the outstanding Common Stock,
            (iii) combine the outstanding Common Stock into a smaller number of shares, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), the Warrant Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and/or the number and kind of shares or other securities issuable upon exercise of the Warrants on such date shall be proportionately adjusted so that after such time the Investor shall be entitled to receive the aggregate number and kind of shares or other securities which, if such Warrant had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                (b) No adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least $.25 in such price; provided, however, that any adjustments which by reason of this Section 6.1(b) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6.1 shall be made to the nearest cent and to the nearest one-hundredth of a share, as the case may be.

                (c) Shares of Common Stock at any time owned by the Company shall not be deemed to be outstanding for purposes of any computation under this Section 6.1.

            6.2 No Adjustments Upon Certain Events. The exercise price will not be adjusted on the (a) exercise of the Warrants, (b) issuance or sale of Common Stock upon the exercise of any rights, warrants, or options to subscribe for or purchase Common

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


Stock, or (c) amendment to or change in the terms of any rights, warrants or options to subscribe for or purchase Common Stock.

            6.3 No Adjustment for Dividends. Except as provided in Section 6.1, no adjustment in respect of any dividends shall be made during the term of a Warrant or upon the exercise or conversion of a Warrant.

            6.4 Fractional Shares. If the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to this
Section 6, the Company shall nevertheless not be required to issue fractions of shares upon exercise of the Warrants. With respect to any fraction of a share called for upon any exercise of a Warrant, the Company shall pay to the Investor an amount in cash equal to such fraction multiplied by the market price of such fractional share.

         7. No Rights as Stockholders; Notices to Holders. Nothing contained in this Agreement or in any of the Warrants shall be construed as conferring upon the Investor the right to vote or to receive dividends or to consent to or receive notice as shareholders in respect of any meeting of shareholders for the election of directors of the Company or on any other matter, or any rights whatsoever as a shareholder of the Company as a result of being a holder of Warrants.

         8. Notices. All notices, requests, demands and other communication under this Agreement must be in writing and will be deemed duly given, unless otherwise expressly indicated to the contrary in this Agreement, (a) when personally delivered, (b) upon receipt of a telephonic facsimile transmission with a confirmed telephonic transmission answer back, (c) one (1) business day after having been dispatched by an internationally recognized overnight courier service, or (d) three (3) days after being deposited in the United States mail, postage prepaid, addressed to the record holder of the Warrant as set forth in the Warrant Register and to the Company at its principal executive office, as the case may be.

         9. Supplements and Amendments.

            (a) Mutual Modifications. The Company and the Investor may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Investor may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrants.

            (b) Company's Discretion. Upon prior written notice to Investor, the Company may, in its sole and absolute discretion, (a) decrease the Warrant Price, (b) extend the Term, or (c) increase the number of shares to be received upon exercise of the Warrants.

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

         10. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Investor shall bind and inure to the benefit of their respective successors and permitted assigns hereunder.

         11. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the Investor, any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sole and exclusive benefit of the Company and the Investor.

         12. Captions. The captions of the sections and subsections of this Agreement have been inserted for convenience only and shall have no substantive effect.

         IN WITNESS WHEREOF, the undersigned has executed this Warrant Agreement this ______ day of __________, 1997.

  (Check One)
                                  --------------------------------
  _____ Individually              Signature of Investor

  _____ Joint tenants with        -------------------------------
        right of survivorship     Investor's Name-please print

  _____ Tenants-in-common         --------------------------------
        (each must sign)          Title (if applicable)

  _____ In partnership*           --------------------------------

                                  --------------------------------

  _____ As trustee**              --------------------------------
                                  Investor's Daytime Telephone Number

  _____ In corporation***         --------------------------------
                                  Social Security of Federal Identification No.

                                  --------------------------------
                                  Signature of Additional Investor
                                  (i.e., joint tenant or tenant-in-common)

                                  --------------------------------
                                  Additional Investor's Name-please print
                                  (i.e., joint tenant or tenant-in-common)

                                  --------------------------------
                                  Title (if applicable)

* Please include a copy of partnership agreement or other document authorizing investment and signature.

** Please include trust, agency or other agreement or document authorizing investment and signature.

*** Please include certified corporate resolution or other document authorizing investment and signature.









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                                      16

                                   ACCEPTANCE


         On behalf of Zaxis International Inc., the undersigned hereby accepts the foregoing Warrant Agreement this _____ day of ___________, 1997.



                                             ZAXIS INTERNATIONAL INC.

                                             By:
                                                -------------------------------

                                             Its:
                                                  -----------------------------

                                                                      EXHIBIT A

                          (FORM OF WARRANT CERTIFICATE)

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OR CONVERSION THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING RESTRICTIONS ON TRANSFER, AS PROVIDED IN THE WARRANT AGREEMENT PURSUANT TO WHICH THE WARRANTS WERE ISSUED.

                  EXERCISABLE THROUGH __________________, 199__

         THIS CERTIFIES THAT, for value received, _____________ (the "Investor"), is the owner of Warrants (the "Warrants") to purchase ___________ shares of the Common Stock, no par value (the "Common Stock") of Zaxis International Inc., a Delaware corporation (the "Company"), at the purchase price of $1.50 per share, subject to adjustment (the "Warrant Price"). Payment of the Warrant Price may be made in cash, by certified or official bank check and/or by surrender of the Promissory Note and Security Agreement of even date. As provided in that certain Warrant Agreement between the Company and the Investor (the "Warrant Agreement"), the Warrant Price and the number or kind of shares which may be purchased upon the exercise of the Warrants evidenced by this Warrant Certificate are, upon the happening of certain events, subject to modification and adjustment. In certain events, the Warrants are subject to redemption, in whole or in part, at the option of the Company.

         This Warrant Certificate is subject to, and entitled to the benefits of, all of the terms, provisions and conditions of the Warrant Agreement, which Warrant Agreement is hereby incorporated herein by reference and made a part hereof and to which Warrant Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Company and the Investor.

         The Investor shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained in the Warrant Agreement or herein be construed to confer upon the Investor any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issue of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise, until the Warrant or Warrants evidenced by this Warrant Certificate shall have been exercised as provided in the Warrant Agreement.

         The securities evidenced by this Warrant Certificate have not been registered under the Securities Act of 1933.

         IN WITNESS WHEREOF, the Company has caused its Chief Executive Officer to execute this Warrant Certificate (or such officer's facsimile signature to be printed hereon).

Dated:                 , 1997
      -----------------

                                                 ZAXIS INTERNATIONAL INC.

                                                 By:
                                                     ---------------------------
                                                     John V. Danis

                                                 Its:
                                                      --------------------------
irreparably damaged and will not have an adequate remedy at law. Company shall, therefore, be entitled to injunctive relief, including specific performance, to enforce the terms of Section 5 of this Agreement, and if any action should be brought in equity to enforce Section 5 of this Agreement, MML shall not raise the defense that there is an adequate remedy at law.

        IN WITNESS WHEREOF, Company and MML have executed this Financing and Shareholder's Agreement on this fifth day of February, 1997.


MML:                                    ZAXIS:
MML MANAGEMENT LTD.                     ZAXIS INTERNATIONAL INC.

By /s/ Alan Scott                       By: /s/ John V. Danis
     --------------------                  ----------------------
       Alan Scott                               John V. Danis

Its: Director                           Its:  President
     --------------------                   ---------------------

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